UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 6, 2023

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 par value	NVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 6, 2023, Novo Integrated Sciences, Inc. (the “Company”) issued a press release announcing that the Company will undertake a reverse stock split of its common stock at a ratio of 1-for-10 (the “Reverse Stock Split”). The Reverse Stock Split is expected to become effective immediately after the close of trading on the Nasdaq Capital Market (“Nasdaq”) on November 6, 2023 (the “Effective Date”) and the Company’s common stock is expected to begin trading on Nasdaq on a Reverse Stock Split-adjusted basis on November 7, 2023, under the new CUSIP number, 67011T300.

As a result of the Reverse Stock Split, every 10 pre-split shares of common stock outstanding will become one share of common stock. In the case of common stock registered directly on the books of Pacific Stock Transfer Company, the Company’s transfer agent, no fractional shares of common stock will be issued as a result of the Reverse Stock Split. Rather, any fractional shares will be rounded up to the next higher whole share.

In the case of common stock held through a broker, bank, or nominee, your broker, bank, or nominee will determine the process for dealing with any entitlements to fractional shares of common stock.

The Reverse Stock Split will not affect the number of authorized shares of common stock, the par value of the common stock, or modify any rights or preferences of shares of the Company’s common stock. Proportionate adjustments will be made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards and warrants, as applicable.

Additional information about the Reverse Stock Split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on August 18, 2023, which is available on the SEC’s website at www.sec.gov.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant issued on November 6, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: November 6, 2023	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer